SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

..............................CALL NOW, INC................................
(Name of the Registrant as Specified In Its Charter)

...........................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:
.........................................................................................

2. Aggregate number of securities to which transaction applies:
.........................................................................................

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
.........................................................................................

4. Proposed maximum aggregate value of transaction:
.........................................................................................

5. Total fee paid:
.........................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
.........................................................................................

2. Form, Schedule or Registration Statement No.:
.........................................................................................

3. Filing Party:
.........................................................................................

4. Date Filed:
.........................................................................................

CALL NOW, INC.
1 Retama Parkway
Selma, Texas 78154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held April 3, 2003

To our Stockholders:

 The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Call Now, Inc. (the "Company"),
will be held at 10:00 a.m. on April 3, 2003 at 11900 Biscayne Blvd., Suite 604, Miami, Florida, for the
following purposes as more fully described in the accompanying Proxy Statement:

(1) To elect the four directors;

(2) To approve the selection of Clyde Bailey, PC as our independent auditor; and

(3) To transact such other business as may properly come before the meeting.

 Stockholders of record at the close of business on February 14, 2003 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person. Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting in person may revoke their proxy and vote their shares in person. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

       By Order of the Board of Directors

February 18, 2003     Thomas R. Johnson
       President

CALL NOW, INC.
1 Retama Parkway
Selma, Texas 78154

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 3, 2003

 This Proxy Statement is furnished to the holders of Common Stock (the "Common Stock"), of Call Now, Inc.
(the "Company") in connection with the solicitation by the Board of Directors of the Company of the enclosed proxy for use at the Annual Meeting of Stockholders to be held on April 3, 2003 (the "Annual Meeting"), or at any adjournment thereof.  The purposes of the Annual Meeting and the matters to be acted upon are set forth is the accompanying Notice of Annual Meeting of Stockholders.  As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

 Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to shareholders on or about March 3, 2003 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing.
Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.  All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum at the Annual Meeting otherwise might not be obtained.

Revocability and Voting of Proxy

 A proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.
All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.  If no instructions are given, proxies will be voted FOR the election of the nominees of the Board of Directors and FOR
Proposal No. 2.

Record Date and Voting Rights

 Only stockholders of record at the close of business on February 14, 2003 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  On February 14, 2003, there were 8,680,444 shares of Common Stock outstanding.  Each such share of Common Stock is entitled to one vote on each of the matters to be presented at the
Annual Meeting.  The holders of a majority of the voting rights outstanding represented by shares of Common Stock present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

 Proxies marked "withheld" as to any director nominee or "abstain" or "against" as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

 "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.
The effect of proxies marked "withheld" as to any director nominee or "abstain" or "against" as to a particular proposal and broker non-votes on Proposals Nos. 1 and 2 is discussed under each respective Proposal.

Beneficial Ownership of Capital Stock

 The following table sets forth certain information regarding the beneficial ownership of Common Stock as of
February 3, 2003 by (i) each stockholder who is known by the Company to own beneficially more than five percent of the
Company's outstanding Common Stock, (ii) each current director and nominee for director of the Company, (iii) each of the
Company's executive officers named in the Summary Compensation Table, and (iv) by all executive officers and directors of the Company as a group. The information as to each person or entity has been furnished by such person or group.

                                                  Shares Beneficially Owned (1)
                                                  Common Stock     Percentage
                                                  ------------     ----------
William M. Allen(2)                                  600,000          6.9%
Bryan P. Brown(2) (3)                                100,000          *
Christopher J. Hall(2) (4)                         5,207,815          53.3%
Thomas R. Johnson(2) (5)                             111,000          *
All executive officers                             6,018,815          60.3%
     and directors as a group
     (4 persons)

* less than 2%

 (1) Applicable percentage of ownership at February 3, 2003, is based upon 8,680,444 shares of Common Stock outstanding.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of February 3, 2003, are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2) The address of this stockholder is the Company's offices at 1 Retama Parkway, Selma, TX 78154.

(3) Consists of shares which may be acquired within 60 days by exercise of common stock purchase options.

(4) Includes 3,816,365 shares owned directly, 202,750 shares owned by Bayshore Investment Trading Corp. over which Mr. Hall has sole voting and investment power, 1,200 shares owned by Phoenix Investment Trading Partners, Inc. over which Mr. Hall has sole voting and investment power, 87,500 shares owned by The Hemisphere Trust over which Mr. Hall has sole voting and investment power, and 1,100,000 shares which may be acquired within 60 days by exercise of common stock purchase options.

(5) Includes 11,000 shares owned directly and 100,000 shares which may be acquired within 60 days by exercise of common stock purchase options.

PROPOSAL  NO. 1

ELECTION OF DIRECTORS

 Currently, there are four members of the Board of Directors. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the four nominees named below.

 Each nominee has indicated that he is willing and able to serve as director if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

 The names and certain information concerning the four nominees for election as directors are set forth below.  THE BOARD OF
DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Vote Required

 The four nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast "FOR" a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked "withheld" as to one or more nominees will result in the respective nominees receiving fewer votes.
However, the number
of votes otherwise received by the nominee will not be reduced by such action.

The Nominees of the Board of Directors

 The followings sets forth certain information about the nominees of the Board of Directors for election of directors at the
Annual Meeting.  Each of the nominees currently serves on the Board of Directors.

 William M. Allen was President from June 1992 to 1997 and a director since June 1992 and Chairman from February 1997 to
November 2001.  He has been managing partner of Black Chip Stables from 1982 to date and President of Doric, Inc. from 1985 until its merger with the Company in 1994.  He has served as President of Kamm Corporation since 1985.  He was Chairman and CEO of Academy Insurance Group from 1975 to 1984.  His age is 75.  Mr. Allen is the father-in-law of Bryan P. Brown.

 Bryan P. Brown has served as director since 1997.  He was President from 1997 to December 1998.  He was previously
President of Riverwood, a master planned golf course in Port Charlotte, Florida.  He served as Treasurer of the Mariner Group,
Inc. and Assistant Vice President of First Union National Bank and First Republic Bank.  He also serves as CEO of the Company's
80% owned subsidiary, Retama Entertainment Group, Inc.  His age is 41.

 Christopher J. Hall has served as director since November 2001.  He has been self-employed as a municipal securities trader since 1998.  From 1985 to 1998 he was a principal and chief financial officer of Howe, Solomon & Hall, Inc. ("HSH"), a registered broker-dealer specializing in municipal securities.  He has been a director of CSP, Inc., a NASDAQ-listed computer services company, since November 2002.  In May 1998, Mr. Hall individually and HSH entered into a settlement agreement with the
Securities and Exchange Commission with respect to the charging of excessive markups in connection with the sale by HSH of defaulted municipal bonds issued by Duval County Florida which were restructured by HSH.  Rather than litigate against the SEC and thus incur legal costs greater than the monetary fine the SEC proposed, Mr. Hall agreed to pay a $25,000 administrative penalty and a $135,412 fine, and without admitting or denying the charges and findings of the SEC, consented to the entry of an order to cease and desist from any future violations of certain rules of the Securities Exchange Act and the Municipal
Securities Rulemaking Board.  His age is 44.

 Thomas R. Johnson has served as President, Chief Executive Officer and director since November 2001.  He was a self-employed trader of municipal bonds from May 1999 to 2001.  He was a research analyst and account executive for Howe,
Solomon & Hall, Inc. a registered broker-dealer specializing in municipal securities, from August 1989 to May 1999.  His age is 35.

Attendance at Meetings

 The Board of Directors held no meetings during the year ended December 31, 2002.  All actions of the Board of Directors were taken by written consent of all directors.

Committees

 The Board of Directors has not established an audit committee, nominating committee, compensation committee or any other committee.

Section 16(a) Beneficial Ownership Reporting Compliance

 Based solely upon a review of the copies of Forms 3 and 4 and 5 thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under
Section 16(a) of the Securities Act of 1934, as amended (the "Exchange Act") applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock were made with respect to the Company's fiscal year ended December 31, 2002.

Director Compensation

We pay our directors $2,000 for attendance at each meeting of the Board of Directors and reimburse them for their reasonable expenses incurred to travel to such meetings.

 On November 19, 2001 William M. Allen retired as chairman and the Company entered into a three year consulting agreement and non-competition agreement with Mr. Allen on such date.  We pay Mr. Allen $10,000 per month plus use of an automobile.

Certain Relationships and Related Transactions

On August 27, 2002 the Company sold $1,765,000 of Retama Development Corporation Special Facilities Revenue Bonds, Series A,
7.00% due 9/1/33 for cash at a price of $1,765,000 to Christopher J. Hall, a director and controlling shareholder.

Executive Compensation

SUMMARY COMPENSATION TABLE

 The following table sets forth the total compensation paid to the Company's chief executive officer and the other executive officers of the Company and its subsidiaries who received compensation of $100,000 or more during the fiscal year ended December 31, 2002 (the "named executive officers").

                                     Annual Compensation           Long Term Compensation Awards
                            ----------------------------------     Awards                               Payouts
                                                                   ----------------------------------   -----------------
                                                       Other                    Securities
                                                       Annual      Restricted   Underlying             All      Other
                                                       Compen-     Stock        Options/               LTIP     Compen-
                                     Salary    Bonus   sation      Award(s)     SARs                   Payouts  sation
                            Year     ($)      ($)      ($)         ($)          (#)                    ($)      ($)
                           ------    -------  ------   -------     ---------    -----------           --------  --------

Thomas R. Johnson,          2002     100,000     -      -          -               -                    -          -
President, Chief            2001      11,500     -      -          -             100,000 shares         -          -
Executive Officer

Bryan P. Brown,             2002     175,000     -      -          -               -                    -          -
President, Retama           2001     175,000     -      -          -               -                    -          -
Entertainment               2000     175,000     -      -          -               -                    -          -
Group, Inc.

Stock Options Granted in 2002

We did not grant any stock options in 2002.

Option Exercises in 2002 and Year-End Values

The following table sets forth the number of stock options held by the executive officers named in the Summary
Compensation Table as of December 31, 2002 and the value of unexercised in-the-money options held which represents the positive difference between the exercise price and the market price at fiscal year end.  No such executive exercised any options during 2002.

                             Number of Unexercised Options                    Value of Unexercised
                             Unexercised Options                              in-the-money Option
Name                         at Fiscal Year End(1)                            Fiscal Year End(1)
------                       -----------------------------                    --------------------

Bryan P. Brown                    100,000                                         -0-

Thomas R. Johnson                 100,000                                         -0-

(1)  All such options are exercisable.

PROPOSAL  NO. 2

APPROVAL OF INDEPENDENT AUDITOR

 The Board of Directors has recommended the appointment of the firm of Clyde Bailey, P.C. as our independent auditor for our 2003 financial statements and is requesting the stockholders to approve such appointment.  This firm has been our independent auditor since 1999.

 Fees related to services performed by Clyde Bailey, P.C. in 2002 were $12,000.  Such fees were solely for review and audit of our financial statements.  Such firm provides no other services to the Company.  If the appointment of Clyde Bailey, P.C. is not approved by the stockholders, the appointment will be reconsidered by the Board of Directors.
It is not anticipated that representative of Clyde Bailey, PC will attend the Annual Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF CLYDE BAILEY, P.C. AS
INDEPENDENT AUDITOR.  All proxies solicited by the Board of Directors will be voted "FOR" Proposal No. 2 unless other instructions are given on your proxy.

Vote Required

 Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, a quorum being present.  A proxy marked "abstain" or "against" the proposal and broker non-votes will have the effect of a negative vote on the proposal.

STOCKHOLDER PROPOSALS

 Any stockholder desiring to submit a proposal for action at the 2004 Annual Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than November 3, 2003 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities
and Exchange Commission and other laws and regulations to which interested persons should refer.

FINANCIAL INFORMATION AND ANNUAL REPORT ON FORM 10-KSB

 The Company's financial statements for the year ended December 31, 2002 are included in the Company's Annual
Report on Form 10-KSB for the year ended December 31, 2002, which is being mailed to the Company's stockholders with this Proxy Statement.

OTHER MATTERS

 The Board of Directors is not aware of any other matters to come before the meeting.  If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                                      By Order of the Board of Directors

February 18, 2003                                     Thomas R. Johnson
                                                      President

CALL NOW, INC.
1 Retama Parkway
Selma, TX 78154

 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher J. Hall and Thomas R. Johnson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of Call Now, Inc. held of record by the undersigned on February 14, 2003 at the Annual Meeting of Stockholders to be held on April 3, 2003, or any adjournment thereof.

1) ELECTION OF DIRECTORS

          For all nominees listed below:  /____/

          Withhold authority to vote all nominees listed below:  /____/

INSTRUCTION:

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

          William M. Allen
          Christopher J. Hall
          Thomas R. Johnson
          Bryan P. Brown

2) PROPOSAL TO APPROVE THE APPOINTMENT OF CLYDE BAILEY, P.C. AS INDEPENDENT AUDITOR

          For  /____/  Against /____/  Abstain /____/

3) In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the nominees listed herein and proposal 2.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: __________________, 2003
                                   _________________________________
                                   (signature)

                                   _________________________________
                                   (signature, if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.